Trade Accounts Receivable	9 Months Ended
Sep. 30, 2024
Trade Accounts Receivable [Abstract]
Trade accounts receivable

4 Trade accounts receivable

	September 30, 2024	December 31, 2023
Current receivables
Domestic sales	1,901,136	1,920,310
Foreign sales	939,025	852,566
Subtotal	2,840,161	2,772,876
Overdue receivables:
From 1 to 30 days	404,000	397,753
From 31 to 60 days	50,629	93,175
From 61 to 90 days	24,326	29,490
Above 90 days	166,670	188,300
Expected credit losses	(89,133)	(84,913)
Present value adjustment	(4,617)	(5,825)
Subtotal	551,875	617,980
Trade accounts receivable, net	3,392,036	3,390,856

Present value adjustment - The Group discounts its receivables to present value using interest rates directly related to customer credit profiles. The weighted average discount rate used to calculate the present value of trade accounts receivable on September 30, 2024, was 0.47% per transaction (1.8% per transaction on September 30, 2023). Realization of the present value adjustment is recognized as deduction item to sales revenue.

The Group carry out credit assignment transactions with financial institutions, which these institutions acquire credits held against certain third-party customers in the domestic and foreign markets. The assignment transactions are negotiated with a permanent transfer of the risks and benefits to the financial institutions - described within Note 8 - Related party transactions.

Changes in expected credit losses:

	September 30, 2024	September 30, 2023
Balance at the beginning of the period	(84,913)	(82,636)
Additions	(13,460)	(9,740)
Write-offs/Reversals	8,488	9,711
Exchange rate variation	752	(997)
Balance at the end of the period	(89,133)	(83,662)